Exhibit 10.43

AMENDMENT TO
ASHLAND INC. SUPPLEMENTAL DEFINED
CONTRIBUTION PLAN FOR CERTAIN EMPLOYEES

WHEREAS, Ashland Inc. amended and restated the Ashland Inc. Supplemental Defined Contribution Plan for Certain Employees (the “Plan”) effective January 1, 2015; and
WHEREAS, the Personnel and Compensation Committee of the Board of Directors of Ashland Global Holdings Inc. (the “Committee”) approved the freeze of the Plan effective September 30, 2016; and
WHEREAS, Section 9.1 of the Plan permits the amendment of the Plan;
NOW, THEREFORE, pursuant to Section 9.1 of the Plan and the approval of the Committee, the Plan is hereby amended effective September 30, 2016 as follows:
1.    Section 3.1 is amended by the addition of the following at the end thereof:
“Notwithstanding the foregoing, participation in the Plan is closed and frozen as to new Participants effective September 30, 2016, and no Eligible Employees shall commence Plan participation after September 30, 2016.”
2.    The following new Section 4.1(c) is added to the Plan:
“(c)    Freeze of Substitute Contribution. Notwithstanding the foregoing provisions of this Section 4.1, no Substitute Contributions shall be credited to Participants’ Accounts with respect to Participants’ post-September 30, 2016, Incentive Compensation, Excess Base Compensation and Excess Base Compensation Deferrals.”
3.    Section 4.2(a) is amended by the addition of the following at the end thereof:
“The foregoing Performance Retirement Contribution provision shall only apply to Participants’ pre-October 1, 2016, Incentive Compensation, Excess Base Compensation and Excess Base Compensation Deferrals.”
4.    The following new Section 4.2(b)(vi) is added to the Plan:
“(vi)    Notwithstanding the foregoing, no Basic Retirement Contributions shall be credited to Participants’ Accounts with respect to Participants’ post-September 30, 2016, Incentive Compensation, Excess Base Compensation and Excess Base Compensation Deferrals.”

5.    Section 4.2(c) is amended by the addition of the following at the end thereof:
“Notwithstanding the foregoing, no Discretionary Profit Sharing Contributions shall be made after September 30, 2016.”
IN WITNESS WHEREOF, Ashland Global Holdings Inc. has caused its duly authorized officer to execute this Amendment to Ashland Inc. Supplemental Defined Contribution Plan for Certain Employees on the date set forth below.

ASHLAND GLOBAL HOLDINGS INC.

/s/ Peter J. Ganz
By:_____________________________________
Peter J. Ganz
Senior Vice President, General Counsel and Secretary